UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TechTarget, Inc. (“TechTarget”) held a special meeting of stockholders on November 26, 2024 (the “Special Meeting”). At the Special Meeting, TechTarget stockholders voted to adopt the Agreement and Plan of Merger, dated as of January 10, 2024 (as it may be amended, modified or supplemented from time to time, the “Transaction Agreement”), among Toro CombineCo, Inc. (“CombineCo”), TechTarget, Toro Acquisition Sub, LLC (“Merger Sub”), Informa PLC, Informa US Holdings Limited, and Informa Intrepid Holdings Inc., that provides for, among other things, the merger of Merger Sub with and into TechTarget (collectively, the “Transactions”). At the Special Meeting, TechTarget stockholders also approved the TechTarget, Inc. 2024 Incentive Plan (the “2024 Incentive Plan”) and the TechTarget, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”), both of which are plans of CombineCo. The board of directors of TechTarget previously approved the adoption of the 2024 Incentive Plan and the 2024 ESPP by CombineCo’s board of directors, subject to TechTarget stockholder approval and the closing of the transactions contemplated by the Transaction Agreement.

The 2024 Incentive Plan provides for the award of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Employees, directors, officers, advisors or consultants of CombineCo, its present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code or any other business venture (including, without limitation, joint venture or limited liability company) in which CombineCo has a controlling interest, as determined by the board of directors of CombineCo (each such entity, a “Covered Entity”) are eligible to participate in the 2024 Incentive Plan, as are prospective employees, directors, officers, consultants or advisors of any Covered Entity who have agreed to serve a Covered Entity in those capacities. The number of shares of CombineCo common stock available for issuance under the 2024 Incentive Plan is provided in the formula set forth in Section 4 of the 2024 Incentive Plan.

A total of 1,400,000 shares of CombineCo common stock are available for grants under the 2024 ESPP, subject to adjustment under certain circumstances described in the 2024 ESPP. The 2024 ESPP permits full-time and part-time employees of a Covered Entity to purchase shares of CombineCo common stock at a discounted price.

A summary of the principal terms of each of the 2024 Incentive Plan and the 2024 ESPP is set forth in the section titled “Proposal No. 3 Approval of TechTarget, Inc. 2024 Incentive Plan” and “Proposal No. 4. Approval of the TechTarget, Inc. 2024 Employee Stock Purchase Plan” of the definitive proxy statement/prospectus filed by CombineCo pursuant to Rule 424(b)(3) on October 25, 2024 relating to the registration statement on Form S-4 (File No. 333-280529) initially filed with the United States Securities and Exchange Commission on June 27, 2024, and declared effective by the SEC on October 25, 2024, on pages 247-262 and 263-268, respectively, each of which is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text the 2024 Incentive Plan and 2024 ESPP, which are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The disclosures in the first paragraph under Item 5.02 of this Current Report on Form 8-K are incorporated herein by reference. TechTarget stockholders approved each of the items submitted to a vote of TechTarget’s stockholders at the Special Meeting, the final results of which are as follows:

Proposal No. 1: To adopt the Transaction Agreement that provides for, among other things, the Transactions.

For	Against	Abstentions	Broker Non-Votes
25,848,435	6,120	33,914	0

Proposal No. 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable to TechTarget’s named executive officers in connection with the Transactions.

For	Against	Abstentions	Broker Non-Votes
25,024,564	851,230	12,675	0

Proposal No. 3: To approve and adopt the TechTarget, Inc. 2024 Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
22,088,936	3,787,880	11,653	0

Proposal No. 4: To approve and adopt the TechTarget, Inc. 2024 Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
25,864,940	14,807	8,722	0

Proposal No. 5: To adjourn the Special Meeting if TechTarget determines that it is necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt the Transaction Agreement.

For	Against	Abstentions	Broker Non-Votes
23,835,226	2,017,450	35,793	0

Adjournment of the Special Meeting was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Transaction Agreement.

Item 8.01	Other Events

On November 26, 2024, TechTarget, Inc. issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	TechTarget, Inc. 2024 Incentive Plan

10.2	TechTarget, Inc. 2024 Employee Stock Purchase Plan

99.1	Press Release, dated November 26, 2024

104	Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: November 26, 2024	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary